SCHEDULE 14A INFORMATION

                           Proxy Statement Pursuant to
                              Section 14(a) of the
                           Securities Exchange Act of
                              1934 (Amendment No. )

Filed by the Registrant  [X]

Filed by a party other than the Registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                        Global Seafood Technologies, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1. Title of each class of securities to which transaction applies:

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         2.       Aggregate number of securities to which transaction applies:

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         3.       Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11:

         ---------------------------------------------------------------------
         4.       Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------------

         Check box if any part of the fee is offset as provided by Exchange Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1.       Amount Previously Paid:

         ---------------------------------------------------------------------
         2.       Form, Schedule or Registration Statement No.:

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         3.       Filing Party:

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         4.       Date Filed:

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

                        GLOBAL SEAFOOD TECHNOLOGIES, INC.
                               555 Bayview Avenue
                            Biloxi, Mississippi 39530

--------------------------------------------------------------------------------
                            NOTICE OF ANNUAL MEETING
--------------------------------------------------------------------------------

                                                                    July 3, 2002

         NOTICE IS HEREBY given that the Annual Meeting of the stockholders of Global Seafood Technologies, Inc. (the "Company") will be held at 555 Bayview Avenue, Biloxi, Mississippi 39530 on Friday, July 26, 2001 at 1:00 P.M. for the following purposes:

1.       To elect a Board of Directors.

2. To ratify the selection of the Company's independent certified public accountants for the current fiscal year.

3. To transact such other business as may properly come before the meeting.

         Only stockholders of record as of the close of business on June 25, 2002 will be entitled to notice of and to vote at the annual meeting. A list of the stockholders as of the record date will be available for inspection by stockholders at the Company's corporate offices for a period of ten days prior to the Annual Meeting.

         Your attention is directed to the attached Proxy Statement and the enclosed Annual Report of the Company for the fiscal year ending March 31, 2002.

         Please sign, date and mail the enclosed proxy promptly in the enclosed postage-paid envelope so that your shares will be represented at the meeting.

         THE COMPANY URGES THAT AS MANY STOCKHOLDERS AS POSSIBLE BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT AND THEN FILL IN, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE PRESENT IN PERSON AT THE MEETING, YOU MAY VOTE IN PERSON REGARDLESS OF HAVING SENT IN YOUR PROXY. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING AND YOUR PROMPTNESS WILL ASSIST US IN PREPARATIONS FOR THE MEETING.

                                         By Order of the Board of Directors

                                         Clayton F. Gutierrez, Secretary

                        GLOBAL SEAFOOD TECHNOLOGIES, INC.
                               555 Bayview Avenue
                            Biloxi, Mississippi 39530

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

                                                                    July 3, 2002

         This proxy statement sets forth certain information with respect to the accompanying proxy to be used at the 2002 Annual Meeting of stockholders (the "Meeting") of Global Seafood Technologies, Inc. (the "Company") or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The proxy statement and enclosed form of proxy are first being mailed to stockholders on or before July 5, 2002. The Board of Directors of the Company solicits this proxy and urges you to sign the proxy, fill in the date and return same immediately.

         Shares of the Company's common stock, $.001 par value (the "Common Stock"), represented by valid proxies in the enclosed form, executed and received in time for the meeting, will be voted as directed, or if no direction is indicated, will be voted for the election as directors of the nominees described herein. Proxies are being solicited by mail, and, in addition, officers and regular employees of the Company may solicit proxies by telephone or personal interview. As is customary, the expense of solicitation will be borne by the Company. The Company will also reimburse brokers for the expenses of forwarding proxy solicitation material to beneficial owners of shares held of record by such brokers. Your prompt cooperation is necessary in order to insure a quorum and to avoid expense and delay.

         PROXIES ARE REVOCABLE AT ANY TIME PRIOR TO BEING VOTED EITHER BY WRITTEN NOTICE DELIVERED TO THE SECRETARY OF THE COMPANY OR BY VOTING AT THE MEETING IN PERSON.

         The mailing address of the principal executive offices of the Company is 555 Bayview Avenue, Biloxi, MS 39530. The annual report of the Company for the fiscal year ended March 31, 2002 ("Fiscal 2002") including consolidated financial statements, supplementary financial information and management's discussion and analysis of financial condition and results of operations, accompanies this proxy statement.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The Company's bylaws provide that the Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by the Board of Directors. Directors need not be stockholders. The number of directors elected at the last annual meeting of stockholders on July 27, 2001 was six. Director William Schofield resigned in January, 2002, and no replacement has been recommended.

         Proxies are solicited in favor of the five nominees named below, all of whom are now serving as directors. In the event one or more of the nominees is unable to serve as a director, it is intended that the proxies will be voted for the election of such other person, if any, as shall be designated by the Board of Directors. The Company is unaware of any information that would indicate that any of the nominees will be unable to serve and is not presently considering any additional persons to serve on the Board.

Name                       Age       Position                   Director Since
----                       ---       --------                   --------------

Brent C. Gutierrez         40        Director, Chief Executive          1995
                                     Officer, President

Clayton F. Gutierrez       37        Director, Senior Vice              1995
                                     President, Secretary

Anita Gutierrez            61        Director, Treasurer                1995

Frank Gutierrez            67        Director                           1995

Lance McNeill              46        Director                           2001


         Directors are elected to serve until the next Annual Meeting of shareholders and until their successors have been elected and qualified. The Company's officers are appointed by the Board of Directors and hold office at the will of the Board.

         Mr. Brent C. Gutierrez is a founder of the Company and has served as its Chairman of the Board of Directors, Chief Executive Officer and President since its activation in February 1988 as Custom Pack, Inc. Prior to his involvement with the Company he was attending Mississippi State University, where he graduated in 1984.

         Mr. Clayton F. Gutierrez is also a founder of the Company and has served as its Senior Vice President since its activation in February 1988 as Custom Pack, Inc. and as its Secretary. Prior to his involvement with the Company he was attending the University of Southern Mississippi, where he graduated in 1986.

         Mrs. Anita Gutierrez is a founding Director of the Company. Prior to her involvement she served as Controller of Biloxi Freezing Company.

         Mr. Frank Gutierrez is a founding Director of the Company. Prior to his involvement he was an owner and manager of Biloxi Freezing Company.

         Mr. Lance McNeill was elected to the Board of Directors of the Company on February 1. 2001. He is President and CEO of Viasys Corporation, engaged in transportation construction and utilities service, and was previously President and Chief Executive Officer of Outback Sports(TM), a hospitality and entertainment division of Outback Steakhouse.


                                 PROPOSAL NO. 2
                           TO RATIFY THE SELECTION OF
                        LAPORTE, SEHRT, ROMIG & HAND APAC
                   AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors has recommended that Laporte, Sehrt, Romig & Hand APAC be retained as the Company's independent certified public accountants for the fiscal year ending March 31, 2003. Although this recommendation is not required to be submitted to a vote of stockholders, the Board of Directors believes it appropriate as a matter of policy that this recommendation be submitted for ratification at the Company's annual meeting. In the event the stockholders do not ratify the retention of Laporte, Sehrt, Romig & Hand APAC, the selection of other independent auditors will be considered by the Board of Directors. See "Relationship with Independent Certified Public Accountants".

Stockholder Vote Required

         The affirmative vote of the holders of a majority of the shares present in person and by proxy and voting at the Meeting is required for ratification of the selection of independent certified public accountants.

         The Board of Directors recommends a vote FOR ratification of the selection of Laporte, Sehrt, Romig & Hand APAC.

                        VOTING SECURITIES AND RECORD DATE

         Holders of Common Stock of the Company of record at the close of business on June 25, 2002 are entitled to notice and to vote at the Annual Meeting. At the close of business on June 25, 2002 the Company had 16,368,418 shares of Common Stock outstanding, for which each holder is entitled to one vote.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of June 3, 2002, the number and percentage of shares of Common Stock of the Company, owned of record and beneficially, by each person known by the Company to own 5% or more of such stock, each director of the Company, and by all executive officers and directors of the Company, as a group:

                                            Amount and Nature of
                                            Beneficial Ownership

Name of                             Currently        Acquirable       Percentage
Beneficial Owner                  Owned          Within 60 Days       Of Class
----------------                  -----          --------------       --------

Brent C. Gutierrez               2,661,917           750,000 (1)       19.93%

Clayton F. Gutierrez             2,550,677           750,000 (1)       19.28%

Frank and Anita Gutierrez        2,544,676(2)        250,000 (3)       16.82%
JTWROS

William Schofield                1,464,005         2,000,000 (4)       18.86%

Lance McNeill                       45,000           500,000 (5)        3.23%

All officers and directors
As a group (5 persons)           7,802,270         2,250,000 (1,3,5)   56.22%

(1) Includes 750,000 shares that may be obtained upon the exercise of warrants and stock options in the like amount.
(2) Includes 1,000,000 shares owned by Frank Gutierrez, 544,676 shares owned jointly by Frank Gutierrez and Anita Gutierrez, 1,000,000 shares owned by Anita Gutierrez.
(3) Includes 250,000 shares that may be obtained by Anita Gutierrez upon the exercise of stock options owned by her in the like amount.
(4) Includes 2,000,000 shares that may be obtained by William Schofield upon the conversion of warrants in the like amount.
(5) Includes 500,000 shares that may be obtained upon the conversion of warrants in the like amount.

         As ownership of shares of the Company's common stock by each of the Company's directors and executive officers is included within the foregoing table, and as the Company currently employs no additional executive officers, no separate table has been provided to identify Company stock ownership by management personnel.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 2002 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with.

                    INFORMATION CONCERNING BOARD OF DIRECTORS
                                 AND COMMITTEES

General

         During Fiscal 2002, the Company paid no director's fees. All directors are reimbursed for travel and other expenses relating to attendance at board meetings. Directors who are officers of the Company receive no additional compensation for service on the Board. During Fiscal 2002 the Board of Directors met formally on January 9, 2002 where all directors were present at the meeting in person or by telephone. Other business of the Board was conducted, as needed, by direct discussion and unanimous resolution.

         The Board of Directors established an Audit Committee and approved a Charter of the Audit Committee of the Board of Directors on March 20, 2001. Lance McNeill was elected as a member and serves as Chairman of the Audit Committee. The primary duties and responsibilities of the Audit Committee are to:

         (A) Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control systems.

         (B) Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

         (C) Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

A copy of the Charter of the Audit Committee is included as an Exhibit to this Proxy Statement.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain summary information regarding the compensation of the Company's executive officers whose total salary and bonus for the year ended December 31, 2001 exceeded $100,000. The Company's Board of Directors set the referenced periodic compensation.

                                            SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------
                                   Annual                                            Long Term Compensation
                                Compensation                     Awards                   Payouts
              --------------------------------------------------------------------------------------------------
                                                   Other       Restricted                           All Other
                                                   Compen-     Stock       Options/                 Compen-
Name             Year       Salary       Bonus     sation      Awards      SAR's          Payouts   sation
----------------------------------------------------------------------------------------------------------------
Brent            2001        $156,000      $0          $0          $0        250,000        $0          $0
Gutierrez        2000        $156,000      $0          $0          $0           0           $0          $0
                 1999        $134,000      $0          $0          $0           0           $0          $0

Clayton          2001        $156,000      $0          $0          $0        250,000        $0          $0
Gutierrez        2000        $156,000      $0          $0          $0           0           $0          $0
                 1999        $134,000      $0          $0          $0           0           $0          $0

Anita            2001        $156,000      $0          $0          $0        250,000        $0          $0
Gutierrez        2000        $156,000      $0          $0          $0           0           $0          $0
                 1999        $134,000      $0          $0          $0           0           $0          $0
----------------------------------------------------------------------------------------------------------------

         On March 20, 2001 the Board of Directors authorized the execution of Termination Benefits Agreements with Brent Gutierrez, President and Chief Executive Officer, Clayton Gutierrez, Secretary, and Anita Gutierrez, Treasurer, to assure their continued service on an objective and impartial basis without distraction or conflict of interest in the event of a change of control of the Company. The terms of the Termination Benefits Agreements would compensate the executive officer in an amount equal to 299% of the average annual compensation received over the previous five-year period prior to any termination as defined under the agreement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as set forth below, there have neither occurred within the last three years, nor are there any pending or proposed, direct or indirect material transactions between us and any of our directors, executive officers or controlling shareholders outside the ordinary course of our business at the same prices as with unaffiliated companies.

On April 1, 1999 we issued 152,564 shares of our common stock to purchase the assets, brand name, and customer lists of Killer Bee, Inc., a company jointly controlled by Brent Gutierrez and Clayton Gutierrez. The acquisition was valued at $238,000, which represented the value of acquired inventory, as the brand name and customer lists were given no value. On the same date, the Company granted warrants to purchase 1,000,000 shares of common stock (500,000 each) to Brent Gutierrez and Clayton Gutierrez in connection with such purchase. The number of shares given as consideration as well as the exercise price of the options granted to the former owners of Killer Bee, Inc. was determined by the market share price of $1.56 that existed at the time of the transaction.

During April, 1999 William F. Schofield was elected as a director of the Company, and he purchased 200,000 shares of Series A preferred stock, which were issued by the Company for $2,000,000 cash consideration. The convertible preferred shares were issued at the same stated value of $10 per share and under the same terms as were applicable to preferred shares previously authorized and issued by the Company. On May 2, 2001 Mr. Schofield exercised his conversion rights, and we issued 1,464,005 additional common shares in exchange for all of the outstanding preferred shares.

On January 12, 2001 the Company granted warrants to purchase 500,000 shares of common stock to Lance McNeill in consideration for current and future services as a consultant to the Company. On February 1, 2001, Mr. McNeill was elected to become a member of our Board of Directors.

           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Audit Committee of the Board of Directors of Global Seafood Technologies, Inc. annually considers and recommends to the Board the selection of the Company's independent public accountants. As recommended by the Audit Committee, the Board of Directors decided on April 22, 2002 to no longer engage HJ & Associates, LLC ("HJ") of Salt Lake City, Utah as the Company's independent public accountants and the Company engaged LaPorte, Sehrt, Romig & Hand, APAC on April 24, 2002 to serve as its independent public accountants for the fiscal year ended March 31, 2002. HJ's reports dated May 25, 2001 and amended on March 11, 2002 on the Company's consolidated financial statements for the years ended March 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years there were no disagreements with HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to HJ's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K. The Company asked HJ to review this disclosure and provided them the opportunity to furnish a letter to the Securities and Exchange Commission containing any new information or clarification of the disclosure. During the Company's two most recent fiscal years and through the date of the engagement of the new accountants, the Company did not consult LaPorte, Sehrt, Romig & Hand with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

         The Company's Board of Directors approved the appointment of Laporte, Sehrt, Romig & Hand APAC to serve as independent certified public accountants and the firm audited the Company's financial statements as of and for the year ending March 31, 2002 and has recommended their appointment for the year ending

March 31, 2003. A representative of the firm of Laporte, Sehrt, Romig & Hand APAC is expected to be present at the meeting and will be available to respond to appropriate questions. They will be given an opportunity to make a statement if they desire to do so.

                                  ANNUAL REPORT

         The Company's annual report for the year ended March 31, 2002 ("Fiscal 2002") is enclosed herewith.

         A COPY OF THE COMPANY'S FORM 10-KSB ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO:

                           Global Seafood Technologies, Inc.
                           555 Bayview Avenue
                           Biloxi, MS 39530
                           Attn: Investor Relations

                              STOCKHOLDER PROPOSALS

         Stockholders that intend to present proposals at the next annual meeting to be held in 2003 must submit their proposals to the Secretary of the Company by March 1, 2003 in order to have them included in the proxy for that meeting.

                                 OTHER BUSINESS

         So far as is known to management at the date of this proxy statement, there is no matter other that those described above to be acted on at the meeting. However, it is intended that if other matters come up for action at the meeting or any adjournments thereof, the persons named in the enclosed form of proxy shall, in accordance with the terms of the proxy, have authority in their discretion to vote shares represented by proxies received by them, in regard to such other matters, as seems to said persons in the best interests of the Company and its stockholders.

                                            GLOBAL SEAFOOD TECHNOLOGIES, INC.
                                            Clayton F. Gutierrez
                                            Secretary

                                     [FRONT]



                                                                           PROXY

                        GLOBAL SEAFOOD TECHNOLOGIES, INC.
                               555 Bayview Avenue
                                Biloxi, MS 39530

           This Proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Brent Gutierrez and Clayton F. Gutierrez as proxies, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated on the reverse side, all of the shares of common stock of Global Seafood Technologies, Inc. held of record by the undersigned on June 25, 2002, at the annual meeting of stockholders to be held on July 26, 2002 or any adjournment thereof.

                                     [BACK]

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR Proposals 1 and 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

1.       ELECTION OF DIRECTORS

Nominees:      Brent Gutierrez, Clayton F. Gutierrez, Frank C. Gutierrez,
               Anita Gutierrez, and Lance McNeill

                                FOR                     WITHHELD
                           all nominees              from all nominees

FOR, except vote withheld from the following nominee(s):________________________


2. To ratify the selection of Laporte, Sehrt, Romig & Hand APAC to serve as the Company's independent certified public accountants.

                  For [ ]         Against [ ]    Abstain [ ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as name appears hereon. When shares are by joint tenants, both should sign. When signing as attorney, executor, trustee, administrator or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


            _____________________________________                 ______________
            Signature                                             Date


            _____________________________________                 ______________
            Signature                                             Date

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                        GLOBAL SEAFOOD TECHNOLOGIES, INC.


         I.       PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, and legal compliance that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         (A) Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control systems.

         (B) Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

         (C) Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

         The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

         II.      COMPOSITION

         The Audit Committee shall be comprised of two or more directors, as determined by the Board, the majority of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee.

         For purposes of this Charter, the following persons shall not be considered independent:

         (A) a director who is or has been employed by the Corporation or any of its affiliates for the current year or any of the past three years;

         (B) a director who accepts any compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

         (C) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

         (D) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the Corporation's securities) that exceed 5% of the Corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

         (E) a director who is employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

         All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant. The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

         III.      MEETINGS

         The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements consistent with IV.D below).

         IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties, the Audit Committee shall:

                  Documents/Reports Review
                  ------------------------

         (A) Review and update this Charter periodically, at least annually, as conditions dictate, with the concurrence of the Board of Directors.

         (B) Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

         (C) Review the regular internal reports to management prepared by the internal auditing department and management's response.

         (D) Review with financial management and the independent accountants each 10-Q prior to its filing or prior to the release of earnings. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

                  Independent Accountants
                  -----------------------

         (E) Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

         (F) Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

         (G) Periodically consult with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of the organization's financial statements.

                  Financial Reporting Processes
                  -----------------------------

         (H) In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

         (I) Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         (J) Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

                  Process Improvement
                  -------------------

         (K) Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

         (L) Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         (M) Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

         (N) Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

                  Legal Compliance
                  ----------------

         (O) Ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

         (P) Review activities, organizational structure, and qualifications of the internal audit department.

         (Q) Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

         (R) Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.